Exhibit 10.77

THIRD AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

@VENTURES PARTNERS III, LLC

THIS THIRD AMENDMENT, effective as of the 31st day of July, 2001, to the Limited Liability Company Agreement dated as of June 30,1999 (as amended to date, the “Agreement”), of @Ventures Partners III, LLC, a Delaware limited liability company (the “LLC”), is by and among the Capital Member and the Managing Members of the LLC. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby amend the Agreement as follows.

1. Treatment of Andrew J. Hajducky, III and Jonathan Callaghan in Respect of Event of Termination.

Effective as of July 31, 2001, Andrew J. Hajducky, III’s relationship with all Employers has terminated, and such termination constitutes an Event of Forfeiture. The Members and Mr. Hajducky agree that, notwithstanding any provision of the Agreement to the contrary, (i) such Event of Forfeiture shall not constitute a Clause Z Event, and (ii) Mr. Hajducky’s Vested Percentage shall equal 55%. Therefore, effective as of the date hereof, (a) Mr. Hajducky’s Percentage Interest has been reduced to zero; (b) Mr. Hajducky’s Investment Percentage Interest in each Investment in which he participates has been reduced in accordance with Section 3.04(b)(ii) of the Agreement and the Investment Percentage Interest of the other Members participating in such Investments shall be increased to the extent and in the manner provided in Section 3.04(b)(ii); and (c) any amount held in any Vesting Escrow for the benefit of Mr. Hajducky which is attributable to the portion of his interest which has been forfeited effective as of the date hereof shall be forfeited as provided in Section 3.04(b)(iii). Mr. Hajducky shall continue to be subject to all other provisions of the Agreement, including without limitation, Sections 3.01(b)(ii) and (iii), 3.04(b)(iv), 3.04(c) and 6.06(b), and the last sentence in the definition of the term “Event of Forfeiture.”

Effective as of July 31, 2001, Jonathan Callaghan’s relationship with all Employers has terminated, and such termination constitutes an Event of Forfeiture. The Members and Mr. Callaghan agree that, notwithstanding any provision of the Agreement to the contrary, (i) such Event of Forfeiture shall not constitute a Clause Z Event, and (ii) Mr Callaghan’s Vested Percentage shall equal 55%. Therefore, effective as of the date hereof, (a) Mr. Callaghan’s Percentage Interest has been reduced to zero; (b) Mr. Callaghan’s Investment Percentage Interest in each Investment in which he participates has been reduced in accordance with Section 3.04(b)(ii) of the Agreement and the Investment Percentage Interest of the other Members participating in such Investments shall be increased to the extent and in the manner provided in Section 3.04(b)(ii); and (c) any amount held in any Vesting Escrow for the benefit of Mr.

Callaghan which is attributable to the portion of his interest which has been forfeited effective as of the date hereof shall be forfeited as provided in Section 3.04(b)(iii). Mr. Callaghan shall continue to be subject to all other provisions of the Agreement, including without limitation, Sections 3.01(b)(ii) and (iii), 3.04(b)(iv), 3.04(c) and 6.06(b), and the last sentence in the definition of the term “Event of Forfeiture.”

2. Amendment to Section 6.02. Section 6.02 of the Agreement is hereby amended to read in its entirety as follows:

“6.02 Tax Matters Partner. The tax matters partner for the LLC, pursuant to Code Sections 6221 through 6231, shall be a Member designated by the Capital Member and a Majority in Number of the Voting Managing Members.”

3. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CAPITAL MEMBER:

CMG @VENTURES CAPITAL CORP.

By	/s/ David S. Wetherell

Name	David S. Wetherell

Title	President

MANAGING MEMBERS (to be executed by the Managing Members, exclusive of Members for whom an Event of Forfeiture has occurred):

/s/ Guy A. Bradley
Guy A. Bradley

/s/ Jonathan Callaghan
Jonathan Callaghan

NA
Brad Garlinghouse (Event of Forfeiture)

/s/ Andrew J. Hajducky, III
Andrew J. Hajducky, III

/s/ Denise W. Marks
Denise W. Marks

/s/ Peter H. Mills
Peter H. Mills

/s/ David J. Nerrow, Jr.
David J. Nerrow, Jr.

/s/ Marc Poirier
Marc Poirier

/s/ David S. Wetherell
David S. Wetherell